UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)   MARCH 13, 2002
                                                         ---------------



                          IMMTECH INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



             DELAWARE                    000-25669              39-1523370
----------------------------------   -------------------  ---------------------
   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



  150 FAIRWAY DRIVE, SUITE 150, VERNON HILLS, ILLINOIS             60061
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        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code     (847) 573-0033
                                                       --------------



                           NO CHANGE SINCE LAST REPORT
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

            On March 6, 2002, Immtech International, Inc. was notified by the NASDAQ Listing Qualifications Panel that it has determined to transfer Immtech's common stock from the NASDAQ National Market, effective with the open of business on March 8, 2002, to the NASDAQ SmallCap Market. In its notice, the Panel noted that Immtech did not present a definitive plan to achieve and sustain compliance with the minimum net tangible assets/shareholders' equity requirement for continued listing on the NASDAQ National Market as required by NASDAQ Marketplace Rule 4450(a)(3). Immtech's common stock immediately began trading on the NASDAQ SmallCap Market on March 8, 2002.


Item 7   Financial Statements, Exhibits

(b) Pro Forma Condensed Financial Information:

                          IMMTECH INTERNATIONAL, INC.

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

            On February 14, 2002, Immtech International, Inc. (the "Company") filed a Certificate of Designation with the Secretary of State of the State of Delaware designating 320,000 shares of the Company's 5,000,000 authorized shares of preferred stock as Preferred Stock, $0.01 par value, with a stated value of $25.00 per share ("Preferred Stock"). Dividends on the Preferred Stock accrue at a rate of 6% on the $25.00 stated value per share and are payable semi-annually on April 15 and October 15 of each year while the shares are outstanding. The Company has the option to pay the dividend either in cash or in equivalent shares of common stock, as defined. Each share of Preferred Stock shall be convertible by the holder at any time into shares of the Company's common stock at a conversion rate determined by dividing the $25.00 stated value, plus any accrued and unpaid dividends (the "Liquidation Price"), by a $4.42 conversion price (the "Conversion Price") subject to antidilution adjustment. The Company may, at any time after February 14, 2003, require that any or all outstanding shares of Preferred Stock be converted into shares of the Company's common stock, provided that the shares of common stock into which the Preferred Stock is convertible is registered pursuant to an effective registration statement, as defined. The number of shares of common stock received by Preferred Stockholders upon conversion of their Preferred Stock by the Company shall be determined by
(i) dividing the Liquidation Price by the Conversion Price provided that the closing bid price for the Company's common stock exceeds $9.00 for 20 consecutive tracking days within 180 days prior to notice of conversion, as defined, or if the requirements of (i) are not met, the number of shares of common stock is determined by dividing 110% of the Liquidation Price by the Conversion Price. The Conversion Price is subject to antidilution adjustments, as defined in the Certificate of Designation.

            The Company may, upon 30 days' notice, redeem any or all outstanding shares of the Preferred Stock by payment of the Liquidation Price to the holder of such shares, provided that the holder does not convert the Preferred Stock into shares of common stock during the 30 day period. The Preferred Stock has a preference in liquidation equal to $25.00 per share, plus any accrued and unpaid dividends. Each issued and outstanding share of Preferred Stock shall be entitled to 5.6561 votes with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law or by the provisions establishing any other series of preferred stock, Preferred Stockholders and holders of any other outstanding preferred stock shall vote together with the holders of common stock as a single class.

            On February 14, 2002 and February 22, 2002, the Company closed private placement offerings pursuant to Regulation D and Regulation S of the Securities Act of 1933, as amended, which raised approximately $4,002,500 (before offering costs) through the issuance of 160,100 shares of Preferred Stock and warrants to purchase 400,250 shares of the Company's common stock at an exercise price of $6.00 per share of common stock. The warrants expire five years from the date of grant. The warrants contain antidilution provisions.

            On February 1, 2002, in connection with the aforementioned private placement offerings, the Company entered into a one year consulting agreement with Yorkshire Capital Limited ("Yorkshire") for assistance to be provided by Yorkshire to the Company with respect to financial consulting, planning, structuring, business strategy, public relations and promotions, among other items. As compensation for such services, the Company is required to pay a retainer fee to Yorkshire of $10,000 per month for the term of the agreement. The Company also granted Yorkshire warrants to purchase 360,000 shares of the Company's common stock at prices ranging from $6.00 to $12.00 per share. Warrants to purchase 100,000 shares at an exercise price of $6.00 per share vested upon the closing of the initial stage of the private placement offerings. Warrants to purchase 130,000 shares of the Company's common stock at a price of $9.00 per share shall vest, should the Company's common stock trade at or above the $9.00 exercise price per share for 20 consecutive trading days prior to January 31, 2003. Warrants to purchase 130,000 shares of the Company's common stock at a price of $12.00 per share shall vest, should the Company's common stock trade at or above the $12.00 exercise price per share for 20 consecutive trading days prior to January 31, 2003. The warrants expire on February 14, 2007 and contain antidilution provisions. The Company may, upon 30 days' notice, redeem any vested warrants for $0.10 per share if the Company's common stock trades at 200% of the exercise price for 20 consecutive trading days. Yorkshire may exercise any vested warrants during such notice period. In addition, in connection with the closing of the initial stage of the private placement offerings, Yorkshire received 60,000 shares of the Company's common stock as consideration for identifying investors and raising funds.

           The unaudited pro forma condensed balance sheet reflects the historical financial position of the Company, with pro forma adjustments as if the private placements had closed on January 31, 2002.

            The unaudited pro forma adjustments are described in the accompanying notes and give effect to events that are directly attributable to the issuance of the preferred stock and warrants to purchase common stock and are factually supportable.

           The unaudited pro forma condensed balance sheet should be read in connection with the Company's Annual Report on Form 10-KSB/A (Amendment No. 1) for the year ended March 31, 2001 and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2001, September 30, 2001 and December 31, 2001.



Immtech International, Inc.
(A Development Stage Enterprise)                                                          Pro Forma       Pro Forma
                                                                                          adjustments
Pro Forma Condensed Balance Sheet (Unaudited)
                                                                       January 31, 2002
ASSETS

CURRENT ASSETS
              Cash and cash equivalents                                 $     13,429     $4,002,500(a)  $  4,015,929
              Restricted funds on deposit                                    757,056                         757,056
              Other current assets                                            33,035                          33,035
                                                                           ---------                      ----------

                          Total current assets                               803,520                       4,806,020

PROPERTY AND EQUIPMENT - Net                                                 191,483                         191,483

OTHER ASSETS                                                                  19,848                          19,848
                                                                           ---------                      ----------

TOTAL                                                                   $  1,014,851                    $  5,017,351
                                                                           =========                      ==========



LIABILITIES AND STOCKHOLDERS' (DEFICIENCY) EQUITY

CURRENT LIABILITIES
              Accounts payable                                          $  1,531,252     $   75,388(a)  $  1,606,640
              Other accrued liabilities                                       44,519                          44,519
              Deferred revenue                                               711,740                         711,740
                                                                          ----------                      ----------

                          Total current liabilities                        2,287,511                       2,362,899

DEFERRED RENTAL OBLIGATION                                                    28,207                          28,207
                                                                          ----------                      ----------
                          Total liabilities                                2,315,718                       2,391,106
                                                                          ----------                      ----------


STOCKHOLDERS' EQUITY
              Preferred Stock and Warrants                                                3,927,112(a)     3,927,112
              Common stock                                                    60,053                          60,053
              Additional paid in capital                                  33,840,169                      33,840,169
              Deficit accumulated during the development stage           (35,201,089)                    (35,201,089)
                                                                          ----------                      ----------

                          Total stockholders' (deficiency) equity         (1,300,867)                      2,626,245
                                                                          ----------                      ----------
TOTAL                                                                     $1,014,851                      $5,017,351
                                                                          ==========                      ==========



NOTES TO PRO FORMA CONDENSED BALANCE SHEET

            (a) The unaudited pro forma adjustments reflect the receipt of $4,002,500 in cash from the issuance of 160,100 shares of Preferred Stock and warrants to purchase 400,250 shares of common stock, less estimated offering costs of $75,388.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              IMMTECH INTERNATIONAL, INC.
                                        ---------------------------------------
                                                      (Registrant)

Date    March 13, 2002

                                                 /s/ T. Stephen Thompson
                                        ---------------------------------------
                                        Name:    T. Stephen Thompson
                                        Title:   President and Chief Executive
                                                   Officer